Exhibit 99.1 Media Inquiries: Investor Inquiries: Jeremiah Glodoveza John Nunziati 408-496-3190 408-562-3780 jglodoveza@avaya.com jfnunziati@avaya.com Avaya Reports Third Fiscal Quarter 2015 Financial Results • Revenue of $999 million • Operating Income of $84 million, Non-GAAP Operating Income(1) of $161 million • Adjusted EBITDA(1) of $207 million, 20.7% of revenue Santa Clara, Calif. — Tuesday, August 4, 2015 – Avaya reported financial results for the third fiscal quarter ended June 30, 2015. Total revenue for the quarter was $999 million, up $4 million compared to the prior quarter. On a year-over-year basis revenue was down $55 million compared to the third quarter of fiscal 2014. After adjusting for fluctuations in foreign exchange rates, total revenue for the quarter was up 1 percent sequentially and down 2 percent year-over-year. The sequential change was in line with recent seasonal patterns. For the quarter, adjusted EBITDA(1) was $207 million which compares to adjusted EBITDA of $208 million for the prior quarter and $223 million for the third quarter of fiscal 2014. GAAP operating income was $84 million and non-GAAP operating income was $161 million which compares to non-GAAP operating income of $162 million for the prior quarter and $180 million for the third quarter of fiscal 2014. The company was free cash flow positive for the quarter, with cash and cash equivalents totaling $328 million as of June 30, 2015. “Avaya revenue for the fiscal third quarter was up sequentially. Revenue of $999 million was one million dollars below our expected range. Non-GAAP product gross margins remained healthy, free cash flow was positive for the third consecutive quarter, and we executed a successful debt refinancing to reduce near term debt maturities. Customers again recognized Avaya with an increase in our net promoter score. This metric has reached best-in-class level and continues to trend upward,” said Kevin Kennedy, president and CEO. “In the second half of the calendar year, Avaya will continue to address our cost structure while driving our sales and marketing transformation to build momentum in cloud, networking and midmarket, as well as in our market-leading team and customer engagement solutions.” Third Fiscal Quarter Highlights • Product book-to-bill for the quarter was slightly below 1.0. Bookings for product and one-time services were 6% below the prior year in constant currency • The total future contracted value for private cloud and managed services increased 17% from the third quarter of fiscal 2014 in constant currency, ending the quarter at over $800 million • Revenue was $999 million. Compared to the prior quarter, this was up by $4 million and was up by $6 million at constant currency. Revenue was $55 million below the third quarter of fiscal 2014, of which $36 million was due to changes in exchange rates • Gross margin was 58.5% compared to 59.5% for the prior quarter and 57.6% for the third quarter of fiscal 2014 • Non-GAAP gross margin was 59.5% compared to 60.2% for the prior quarter and 59.2% for the third quarter of fiscal 2014 • Operating income was $84 million which compares to operating income of $83 million for the prior quarter and operating income of $48 million for the third quarter of fiscal 2014 • Non-GAAP operating income was $161 million compared to non-GAAP operating income of $162 million for the prior quarter and $180 million for the third quarter of fiscal 2014 • Adjusted EBITDA was $207 million or 20.7% of revenue compared to $208 million or 20.9% of revenue for the prior quarter and $223 million or 21.2% of revenue for the third quarter of fiscal 2014 • For the third fiscal quarter, percentage of revenue by geography was: ‐ U.S. – 54% - EMEA – 26% ‐ Asia-Pacific – 11% - Americas International – 9% Conference Call and Webcast Avaya will host a conference call to discuss its financial results and Q&A at 2:00 p.m. PDT on August 4, 2015. On the call will be Kevin Kennedy, president and CEO, and Dave Vellequette, CFO. The call will be moderated by John Nunziati, senior director of investor relations. To join the live webcast and view supplementary materials, listeners should access the investor page of Avaya’s website (www.avaya.com/investors). To access the live webcast by phone, dial 877-876-9177 in the U.S. or Canada and 785-424-1666 for international callers, using the conference ID: AVQ315. Listeners should access the webcast or the call 10-15 minutes before the start time to ensure they are connected prior to the start time. Following the live webcast, a replay can be accessed at the website noted above. The replay will be available beginning at 5:00 p.m. PDT on August 4, 2015 through September 4, 2015, by dialing 800-688-4915 within the United States or 402-220-1319 outside the United States.

About Avaya Avaya is a leading provider of solutions that enable customer and team engagement across multiple channels and devices for better customer experience, increased productivity and enhanced financial performance. Its world-class contact center and unified communications technologies and services are available in a wide variety of flexible on-premise and cloud deployment options that seamlessly integrate with non-Avaya applications. The Avaya Engagement Environment enables third parties to create and customize business applications for competitive advantage. Avaya’s fabric-based networking solutions help simplify and accelerate the deployment of business critical applications and services. For more information please visit www.avaya.com. Certain statements contained in this press release may be forward-looking statements. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these are reasonable, such forward looking statements involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results to differ materially from any future results expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to Avaya's filings with the SEC that are available at www.sec.gov. Avaya disclaims any intention or obligation to update or revise any forward-looking statements. 1 Refer to Supplemental Financial Information accompanying this press release for a reconciliation of GAAP to non-GAAP numbers and for reconciliation of adjusted EBITDA for the second quarter of fiscal 2015 see our Form 8-K filed with the SEC on May 7, 2015 at www.sec.gov.

2015 2014 2015 2014 REVENUE Products 494$ 511$ 1,530$ 1,617$ Services 505 543 1,543 1,628 999 1,054 3,073 3,245 COSTS Products: Costs (exclusive of amortization of acquired technology intangible assets) 186 199 571 633 Amortization of acquired technology intangible assets 10 14 26 42 Services 219 234 662 726 415 447 1,259 1,401 GROSS PROFIT 584 607 1,814 1,844 OPERATING EXPENSES Selling, general and administrative 356 365 1,086 1,155 Research and development 82 93 256 289 Amortization of acquired intangible assets 55 56 169 171 Restructuring charges, net 7 45 32 94 500 559 1,543 1,709 OPERATING INCOME 84 48 271 135 Interest expense (113) (112) (335) (347) Loss on extinguishment of debt (6) (1) (6) (5) Other (expense) income, net (11) (7) 2 (8) LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES (46) (72) (68) (225) (Provision for) benefit from income taxes of continuing operations (3) 8 - (19) LOSS FROM CONTINUING OPERATIONS (49) (64) (68) (244) Income from discontinued operations, net of income taxes - 2 - 32 NET LOSS (49)$ (62)$ (68)$ (212)$ Three months ended June 30, Avaya Inc. Consolidated Statements of Operations (Unaudited; in millions) Nine months ended June 30,

June 30, 2015 September 30, 2014 ASSETS Current assets: Cash and cash equivalents 328$ 322$ Accounts receivable, net 647 745 Inventory 179 197 Deferred income taxes, net 20 24 Other current assets 215 211 TOTAL CURRENT ASSETS 1,389 1,499 Property, plant and equipment, net 280 281 Deferred income taxes, net 42 52 Acquired intangible assets, net 1,038 1,224 Goodwill 4,075 4,047 Other assets 96 99 TOTAL ASSETS 6,920$ 7,202$ LIABILITIES Current liabilities: Debt maturing within one year 7$ 19$ Accounts payable 375 416 Payroll and benefit obligations 218 228 Deferred revenue 679 668 Business restructuring reserve, current portion 77 86 Other current liabilities 264 254 TOTAL CURRENT LIABILITIES 1,620 1,671 Long-term debt 5,947 5,949 Pension obligations 1,379 1,535 Other postretirement obligations 267 273 Deferred income taxes, net 259 249 Business restructuring reserve, non-current portion 76 119 Other liabilities 409 475 TOTAL NON-CURRENT LIABILITIES 8,337 8,600 Commitments and contingencies STOCKHOLDER'S DEFICIENCY Common stock - - Additional paid-in capital 2,977 2,962 Accumulated deficit (4,899) (4,831) Accumulated other comprehensive loss (1,115) (1,200) TOTAL STOCKHOLDER'S DEFICIENCY (3,037) (3,069) TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIENCY 6,920$ 7,202$ Avaya Inc. (Unaudited; in millions) Consolidated Balance Sheets

2015 2014 Net cash (used for) provided by: Net loss (68)$ (212)$ Income from discontinued operations, net of income taxes - 32 Loss from continuing operations (68) (244) Adjustments to loss from continuing operations for non-cash items 324 338 Changes in operating assets and liabilities (71) (73) Continuing operating activities 185 21 Discontinued operating activities - 4 Operating activities 185 25 Investing activities (97) 41 Financing activities (56) (39) Effect of exchange rate changes on cash and cash equivalents (26) - Net increase in cash and cash equivalents 6 27 Cash and cash equivalents at beginning of period 322 288 Cash and cash equivalents at end of period 328$ 315$ Avaya Inc. Condensed Statements of Cash Flows (Unaudited; in millions) Nine months ended June 30,

Avaya Inc. Supplemental Schedules of Revenue (Unaudited; in millions) Sept. 30, 2014 Dec. 31, 2014 Mar. 31, 2015 2015 2014 2015 2014 Amount Pct. Pct., net of FX impact Revenue by Segment 520$ 481$ 440$ GCS 435$ 450$ 44% 42% (15)$ -3% 0% 59 68 47 Networking 59 61 6% 6% (2) -3% -4% 579 549 487 Total ECS product revenue 494 511 50% 48% (17) -3% -1% 547 530 508 AGS 505 543 50% 52% (38) -7% -3% 1,126$ 1,079$ 995$ Total revenue 999$ 1,054$ 100% 100% (55)$ -5% -2% Revenue by Geography 588$ 572$ 531$ U.S. 538$ 543$ 54% 52% (5)$ -1% -1% International: 321 301 266 EMEA 263 297 26% 28% (34) -11% -4% 111 101 104 APAC - Asia Pacific 107 108 11% 10% (1) -1% 2% 106 105 94 91 106 9% 10% (15) -14% -5% 538 507 464 Total International 461 511 46% 48% (50) -10% -3% 1,126$ 1,079$ 995$ Total revenue 999$ 1,054$ 100% 100% (55)$ -5% -2% Three Months Ended Mix Americas International - Canada and Latin America Revenues Change Three Months Ended June 30,

Use of non-GAAP (Adjusted) Financial Measures The information furnished in this release includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States (GAAP), including adjusted EBITDA, non-GAAP gross margin as a percentage of revenue, and non-GAAP operating income. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization and excludes the results of discontinued operations for all periods presented. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments permitted in calculating covenant compliance under our debt agreements as further described in our SEC filings. We believe that including supplementary information concerning Adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with our debt agreements and because it serves as a basis for determining management compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, namely the Company’s pricing strategies, volume, costs and expenses of the organization. Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, based on our debt agreements the definition of Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income (loss). Our debt agreements also allow us to add back restructuring charges, certain fees payable to our private equity sponsors and other specific cash costs and expenses as defined in the agreements and that portion of our pension costs, other post-employment benefits costs, and non-retirement post-employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits. However, these are expenses that may recur, may vary and are difficult to predict. Further, our debt agreements require that Adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year. Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business. Non-GAAP operating income excludes the amortization of technology intangible assets, restructuring and impairment charges, acquisition and integration related costs, share based compensation, impairment of long lived assets and purchase accounting adjustments. We have included non-GAAP operating income because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the company’s ongoing operating results when assessing the performance of the business. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with Avaya’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate Avaya's results of operations in conjunction with the corresponding GAAP measures. The following tables reconcile GAAP measures to non-GAAP measures: 2015 2014 2015 2014 Loss from continuing operations (49)$ (64)$ (68)$ (244)$ Interest expense 113 112 335 347 Interest income - - (1) (1) Provision for (benefit from) income taxes 3 (8) - 19 Depreciation and amortization 93 99 279 336 160 139 545 457 Restructuring charges, net 7 45 32 94 Sponsors’ fees 1 2 5 6 Acquisition-related costs 1 - 1 - Integration-related costs - 1 1 5 Divestiture-related costs - 2 - 2 Loss on extinguishment of debt 6 1 6 5 Third-party fees expensed in connection with the debt modification 8 - 8 2 Non-cash share-based compensation 4 6 15 20 Gain on investments and sale of long-lived assets, net (1) - (1) - Change in certain tax indemnifications - 8 (9) 5 Venezuela hyperinflationary and devaluation charges - - - 2 Resolution of certain legal matters - 8 - 8 Loss (gain) on foreign currency transactions 3 (1) (2) (1) Pension/OPEB/nonretirement postemployment benefits and long- term disability costs 18 12 52 38 Other - - 1 2 Adjusted EBITDA 207$ 223$ 654$ 645$ EBITDA Three months ended June 30, Avaya Inc. Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions) Nine months ended June 30,

June 30, Sept. 30, Dec. 31, Mar. 31, June 30, 2014 2014 2014 2015 2015 Gross Profit - Adjusted for discontinued operations 607$ 655$ 638$ 592$ 584$ Gross Margin - Adjusted for discontinued operations 57.6% 58.2% 59.1% 59.5% 58.5% Items excluded: Amortization of acquired technology intangible assets 14 14 9 7 10 Share-based compensation 3 3 2 - - Non-GAAP Gross Profit - Adjusted for discontinued operations 624$ 672$ 649$ 599$ 594$ Non-GAAP Gross Margin - Adjusted for discontinued operations 59.2% 59.7% 60.1% 60.2% 59.5% Reconciliation of Non-GAAP Operating Income Operating Income - Adjusted for discontinued operations 48$ 62$ 104$ 83$ 84$ Percentage of Revenue 4.6% 5.5% 9.6% 8.3% 8.4% Items excluded: Amortization of acquired intangible assets 70 70 66 64 65 Restructuring charges, net 45 71 15 10 7 Integration-related costs 1 3 1 - - Divestiture-related costs 2 - - - - Acquisition-related costs - - - - 1 Share-based compensation 6 5 7 4 4 Resolution of certain legal matters 8 - - - - Other - 1 - 1 - Non-GAAP Operating Income - Adjusted for discontinued operations 180$ 212$ 193$ 162$ 161$ Non-GAAP Operating Margin - Adjusted for discontinued operations 17.1% 18.8% 17.9% 16.3% 16.1% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Avaya Inc. Supplemental Schedules of Non-GAAP Reconciliations (Unaudited; in millions) Three Months Ended

June 30, Sept. 30, Dec. 31, Mar. 31, June 30, 2014 2014 2014 2015 2015 Revenue 511$ 579$ 549$ 487$ 494$ Costs (exclusive of amortization of acquired technology intangible assets) 199 221 203 182 186 Amortization of acquired technology intangible assets 14 14 9 7 10 GAAP Gross Profit 298 344 337 298 298 GAAP Gross Margin 58.3% 59.4% 61.4% 61.2% 60.3% Items excluded: Amortization of acquired technology intangible assets 14 14 9 7 10 Non-GAAP Gross Profit 312$ 358$ 346$ 305$ 308$ Non-GAAP Gross Margin 61.1% 61.8% 63.0% 62.6% 62.3% Revenue 543$ 547$ 530$ 508$ 505$ Costs 234 236 229 214 219 GAAP Gross Profit 309 311 301 294 286 GAAP Gross Margin 56.9% 56.9% 56.8% 57.9% 56.6% Items excluded: Share-based compensation 3 3 2 - - Non-GAAP Gross Profit 312$ 314$ 303$ 294$ 286$ Non-GAAP Gross Margin 57.5% 57.4% 57.2% 57.9% 56.6% Avaya Inc. (Unaudited; in millions) Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio Three Months Ended